                                Exhibit 10.10

                              ASSIGNMENT OF LEASE
                              -------------------

     THIS AGREEMENT is entered into as of the 12th day of June, 1989, by and between Marriott Corporation, a Delaware Corporation ("Assignor") and Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P., a Rhode Island limited partnership of which MB Investment Properties, Inc., a Rhode Island corporation, and MOHS Corporation, a Delaware corporation, are the general partners ("Assignee").

                                   WITNESSETH:
                                   ----------

     WHEREAS, The Assignor is the lessee under that certain Ground Lease,*(the"Ground Lease"), dated June 16, 1986, executed by and between the Assignor, as lessee, and Simon-Rosemont Developers, an Illinois limited partnership of which Higgins-Manheim Properties is the general partner, as lessor (the "Original Lessor"); and

     WHEREAS, a memorandum of the Ground Lease was filed on April 3, 1987 as Document #LR3604964 and recorded November 18, 1988 as Document #88535338, as amended of record; and

     WHEREAS, the Original Lessor has transferred all of its right, title and interest under the Ground Lease to the LaSalle National Bank in its capacity as the Trustee under a Trust Agreement, dated February 1, 1988 and known as Trust Number 113000 (the "Lessor"); and

     WHEREAS, Assignor holds all of the right, title and interest as lessee in and to the Ground Lease and has constructed certain buildings and improvements on the premises leased under the Ground Lease including a Marriott all suites hotel containing 256 guest rooms and other amenities and facilities (the "Hotel improvements"); and

     WHEREAS, Assignor desires to transfer, assign and convey all its right, title and interest as lessee in and to the Ground Lease and the Hotel Improvements to Assignee, and Assignee desires to accept the assignment, transfer and conveyance thereof.

     NOW, THEREFORE, in consideration of the promises and conditions contained herein, the parties hereby agree as follows:

     1. Assignor hereby transfers, assigns and conveys to Assignee all of its right, title and interest in and to the Ground Lease. Assignor does further give, grant, transfer and

-------------
* including any and all amendments thereto as hereinafter provided convey to the Assignee, with warranty covenants, the Hotel Improvements and all other buildings and improvements associated therewith or located upon or forming a part of the Leased Premises (as that term is defined in the Ground Lease).

     2. Assignor warrants and represents to the Assignee that:

         (a) The Ground Lease is the only lease affecting the Leased Premises and the Hotel Improvements constructed thereon and that the Ground Lease has not been amended or modified except for the amendments listed on Exhibit A attached
                                                             ---------
hereto.

         (b) The Ground Lease is current and in full force and effect, and there exist no defaults thereunder, nor any facts or circumstances which with the passage of time, or the giving of notice, or both, could give rise to or constitute any form of default thereunder, on the part of the Assignor or the Lessor thereunder.

         (c) As of the date hereof the Assignor is the present owner and holder of all of the lessee's right, title and interest in and to the Ground Lease, and is the owner of the Hotel Improvements and all other buildings and improvements located on or forming a part of the Leased Premises, the same not having been assigned, transferred or conveyed to any other party.

         (d) The Assignor has the power and authority to make the within assignment without the consent or approval of the Lessor.

         (e) The Assignor has obtained all necessary consents and approvals of the Original Lessor and the Lessor and any other party required under the terms of the Ground Lease in connection with the construction of the Hotel Improvements.

     3. Assignor hereby agrees to indemnify and hold Assignee harmless from and against any and all claims, demands, actions, causes of action, costs, liabilities, damages or other expenses including, without limitation, reasonable attorneys' fees, arising out of: (i) any failure of performance of any obligation of the Assignor that was to have been performed under the Ground Lease prior to the date hereof; (ii) any incident or action which occurred prior to the date hereof; (iii) any causes of action or facts giving rise to any cause of action arising or occurring prior to the date hereof; and (iv) any breach of any representation, warranty or covenant contained herein.

     4. Except as otherwise set forth herein, Assignee hereby assumes all of the Assignor's obligations under the Ground Lease and agrees to indemnify and hold Assignor harmless from and against any and all claims, demands, actions, causes of action, costs, liabilities, damages or other expenses including, without limitation, reasonable attorneys' fees, arising out of a failure of performance of any obligation of the Assignor that was to have been performed under the Ground Lease after the date hereof or arising out of any action or incident which occurs subsequent to the date hereof. The Assignee shall not be deemed to have assumed any liability or obligation of the Assignor covered by the indemnification provisions of paragraph 3 hereof.

     5. This Agreement shall be binding on and inure to the benefit of the parties hereto, their heirs, executors, administrators, successors and assigns.

     IN WITNESS WHEREOF, the Assignor and Assignee have executed this Agreement as a sealed instrument.

Witness:                             ASSIGNOR:
                                     MARRIOTT CORPORATION

[SIGNATURE APPEARS HERE]             By: /s/ Matthew J. Hart
---------------------------------       -----------------------------
                                     Title:  Asst. Treasurer
                                           -----------------------

                                     ASSIGNEE:

                                     MUTUAL BENEFIT CHICAGO MARRIOTT
                                     SUITE HOTEL PARTNERS, L.P., BY
                                     ITS GENERAL PARTNERS,

                                     MB INVESTMENT PROPERTIES, INC.


[SIGNATURE APPEARS HERE]             By: /s/ [SIGNATURE APPEARS HERE]
---------------------------------       -----------------------------
                                     Title:  Vice President
                                           -----------------------

                                     MOHS CORPORATION

[SIGNATURE APPEARS HERE]             By: /s/ [SIGNATURE APPEARS HERE]
---------------------------------       -----------------------------
                                        Vice President

STATE OF MARYLAND
COUNTY OF MONTGOMERY

     The foregoing instrument was acknowledged before me this 12th day of June, 1989, by Matthew J. Hart on behalf of Marriott Corporation, a Delaware corporation.

                                           /s/ R. Louise Slaton
                                           ---------------------------
                                           Notary Public

                                           My Commission expires:
                                                    R. LOUISE SLATON
                                           My Commission Expires July 1, 1990


STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 12th day of June, 1989, by Robert J. Peterson on behalf MB Investment Properties, Inc., in its capacity as general partner of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.

    ----------------------------------
     "OFFICIAL SEAL" BARBARA E. BURKE      /s/ Barbara E. Burke
     NOTARY PUBLIC, STATE OF ILLINOIS      ---------------------------
     MY COMMISSION EXPIRES 7/12/92         Notary Public
    ----------------------------------
                                           My Commission expires:
                                                 7/12/92
                                           ---------------------

STATE OF ILLINOIS
COUNTY OF COOK

     The foregoing instrument was acknowledged before me this 12th day of June, 1989, by Douglas H. S. Greene on behalf MOHS Corporation, in its capacity as general partner of Mutual Benefit Chicago Marriott Suite Hotel Partners, L.P.



                                           /s/ Barbara E. Burke
                                           ---------------------------
    ----------------------------------     Notary Public
     "OFFICIAL SEAL" BARBARA E. BURKE
     NOTARY PUBLIC, STATE OF ILLINOIS      My Commission expires:
     MY COMMISSION EXPIRES 7/12/92               7/12/92
    ----------------------------------     ---------------------

     The Ground Lease: That certain Ground Lease (the "Lease") dated as of June
     ----------------
16, 1986 by and between Simon-Rosemont Developers ("Simon-Rosemont"), as landlord, and Marriott Corporation ("Marriott"), as tenant, as amended, modified, and supplemented by:

     1. Memorandum of the Lease filed on April 3, 1987, in the office of the Registrar of Titles of Cook County, Illinois, as document LR3604964;

     2. Letter Agreement dated February 19, 1986 by and between Simon-Rosemont and Marriott;

     3. Letter Agreement dated June 13, 1986 by and between Simon-Rosemont and Marriott;

     4. Letter Agreement dated June 16, 1986 by and between Simon-Rosemont and Marriott;

     5. Letter Agreement dated December 3, 1986 by and between Simon-Rosemont and Marriott;

     6. First Amendment to the Lease dated March 11, 1987 by and between Simon-Rosemont and Marriott;

     7. Subordination and Attornment Agreement dated March 11, 1987 by and between Marriott and Chemical Bank;

     8.  Letter Agreement dated March 31, 1987 between Simon-Rosemont and
Marriott;

     9.  Deed dated February 1, 1988 between Simon-Rosemont and LaSalle
National Bank in its capacity as Trustee ("Trustee") under Trust Agreement dated February 1, 1988 and known as Trust No. 113000 whereby Simon-Rosemont transferred its interest in the Ground Lease to a trust under which Simon-Rosemont is the sole beneficiary;

     10. Second Amendment to the Lease dated as of December 28, 1988 by and between Trustee and Marriott; and

     11. Certificate dated June 8, 1989 by and between Trustee, Simon-Rosemont and Marriott memorializing the "Lease Commencement Date," the "Opening Date," and the "Initial Term," all as defined in the Lease.